UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DEVON ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! DEVON ENERGY CORPORATION 2024 Annual Meeting Vote by June 4, 2024 11:59 PM ET You invested in DEVON ENERGY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2024. Vote in Person at the Meeting* June 5, 2024 8:00 a.m. Central Time Devon Energy Center Auditorium 333 W. Sheridan Ave. Oklahoma City, Oklahoma Smartphone users Point your camera here and vote without entering a control number V2.0 For complete information and to vote, visit www.ProxyVote.com Control # V43854-P04367 Get informed before you vote View the Notice and 2024 Proxy Statement and 2023 Annual Report on Form 10-K online OR scan the QR code below OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. DEVON ENERGY CORPORATION 333 W. SHERIDAN AVE. OKLAHOMA CITY, OK 73102 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V43855-P04367 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. Election of Directors For Nominees: 01) Barbara M. Baumann 02) John E. Bethancourt 03) Ann G. Fox 04) Gennifer F. Kelly 05) Kelt Kindick 06) John Krenicki Jr. 07) Karl F. Kurz 08) Michael N. Mears 09) Robert A. Mosbacher, Jr. 10) Richard E. Muncrief 11) Valerie M. Williams 2. Ratify the Selection of the Company’s Independent Auditors for 2024. For 3. Advisory Vote to Approve Executive Compensation. For 4. Stockholder Proposal for Bylaw Amendment: Stockholder Approval of Director Compensation. Against 5. OTHER MATTERS